UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K/A
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2009
______________

LIQUID FINANCIAL ENGINES, INC.
(Exact name of registrant as specified in its charter)
______________

Florida	333-156056	26-3439890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
580 St. Kilda Road - Level 8, Melbourne, Victoria, Australia 3004
(Address of principal executive offices) (Zip Code)

61-3-8532-2800
(Registrant’s telephone number, including area code)

250 Montgomery Street, Suite 1200, San Francisco, CA 94104
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant's Certifying Accountant

(a)  Previous Independent Accountants

On August 10, 2009, Liquid Financial Engines, Inc. (the Company) dismissed Moore & Associates Chartered (Moore) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Board of Directors of the Company.

The former accountant’s report on our financial statements does not contain any adverse opinions or disclaimers of opinions and is not qualified or modified as to any uncertainty except that the report of Moore, for the period of Inception on September 29, 2008 to October 31, 2008 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

During the period from Inception on September 29, 2008 to October 31, 2008 and subsequent interim  periods  prior to the  change  in  auditors  there  were no (1) disagreements  with Moore on any  matter of  accounting  principles  or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the  satisfaction  of Moore,  would have caused them to make reference to the subject matter of the  disagreement in connection with their report on the  financial  statements for such period or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Moore with a copy of the disclosure contained in this Form 8-K and requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Moore’s letter, dated August 12, 2009, is filed as Exhibit 16.1 to this Form 8-K.

(b)  New Independent Accountants

Effective as of August 10, 2009, the Company engaged PKF, Certified Public Accountants, a Professional Corporation (PKF) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements. The decision to change accountants was approved by the Board of Directors of the Company as of August 10, 2009.

During the period of Inception on September 29, 2008 to October 31, 2008 and the  subsequent  interim  period preceding such engagement, the Company has not consulted PKF regarding either (a) the application of accounting principles to any completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (b) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the disclosures in this report to PKF and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. PKF has advised that it does not intend to furnish such a letter to the Commission.

(c)  Public Company Accounting Oversight Board

The Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

The registrant has contacted Moore in order that Moore may furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The registrant has been informed by that this letter will not be provided.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUID FINANCIAL ENGINES, INC.

		By:	/s/ Peter Lee
		Name:	Peter Lee
		Title:	CFO & Secretary

Date:	September 8, 2009